AMERICAN REAL ESTATE INCOME FUND

Shares of Beneficial Interest

Supplement No. 4 dated February 10, 2016 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated August 1, 2015

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This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus and SAI, as amended and further supplemented, and should be read in conjunction with the Prospectus and SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectus and SAI.

The Board of Trustees (the “Board”) of American Real Estate Income Fund (the “Fund”) previously concluded that it is in the best interests of its shareholders that the Fund cease operations and determined to close the Fund and redeem all outstanding shares under an approved plan of liquidation. The Fund previously noted that because a portion of the Fund’s assets may be invested in illiquid securities, including non-traded real estate investment trusts (“REITs”) and/or business development companies (“BDCs”) that are not listed on national securities exchanges and for which no secondary market exists, the Fund may not be able to dispose of such securities promptly, and may sell such securities at a substantial discount to their purchase price or distribute such assets to shareholders in kind. In the case of any payment in kind, the Board of Trustees, or their delegate, shall have absolute discretion as to what security or securities of the Fund shall be distributed in kind and the amount of same, and the securities shall be valued for purposes of distribution at the figure at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act shall receive payment in cash. The Board has additionally determined that, where transfer restrictions on such illiquid securities prohibit the distribution of assets to certain Shareholders, such Shareholders will receive cash in an amount equivalent to the value of the assets to which they would otherwise be entitled, with all shareholders receiving a pro-rata distribution of the value of the Fund’s assets.

THE FUND ANTICIPATES THAT SHAREHOLDERS WILL HAVE THEIR SHARES LIQUIDATED AND AUTOMATICALLY REDEEMED, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD FROM TIME TO TIME AS ASSETS ARE LIQUIDATED. YOU DO NOT NEED TO TAKE ANY ACTION AT THIS TIME. THE FUND CANNOT PREDICT WHEN SUCH PROCEEDS WILL BE ISSUED. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-271-9244.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated August 1, 2015 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-271-9244.